Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - -        x
                                         :
                                         :
In re:                                   :
                                         :
                                         :            Chapter 11 Case No.
DELTA AIR LINES, INC., et al.,           :
                                         :            05-17923 (pcb)
                                         :
Debtors.                                 :            (Jointly Administered)

- - - - - - - - - - - - - - - - -         x

                        REVISED INTERIM ORDER PURSUANT TO
                             SECTIONS 105(a) AND 362
                       OF THE BANKRUPTCY CODE ESTABLISHING
                     NOTIFICATION PROCEDURES AND APPROVING
                      RESTRICTIONS ON CERTAIN TRANSFERS OF
              CLAIMS AGAINST AND INTERESTS IN THE DEBTORS' ESTATES

        Upon the motion dated September 14, 2005 (the "Motion")(1) of Delta Air Lines, Inc., and those of its subsidiaries that are debtors and debtors in possession in these proceedings (collectively, the "Debtors"),(2) for an order (the "Interim Order") pursuant to sections 105(a) and 362 of the Bankruptcy Code establishing notification procedures and approving restrictions on certain transfers of claims against and interests in the Debtors' estates, as more fully described in the Motion; and upon consideration of the Declaration of Edward H. Bastian in support of the Motion, dated as of September 14, 2005; and the Court having subject matter jurisdiction to consider the Motion and the

----------

(1) Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Motion.

(2) The Debtors are the following entities: ASA Holdings, Inc.; Comair Holdings, LLC; Comair, Inc.; Comair Services, Inc.; Crown Rooms, Inc.; DAL Aircraft Trading, Inc.; DAL Global Services, LLC; DAL Moscow, Inc.; Delta AirElite Business Jets, Inc.; Delta Air Lines, Inc.; Delta Benefits Management, Inc.; Delta Connection Academy, Inc.; Delta Corporate Identity, Inc.; Delta Loyalty Management Services, LLC; Delta Technology, LLC; Delta Ventures III, LLC; Epsilon Trading, Inc.; Kappa Capital Management, Inc.; and Song, LLC.

relief requested therein pursuant to 28 U.S.C. ss. 1334 and the Standing Order of Referral of Cases to Bankruptcy Court Judges of the District Court for the Southern District of New York, dated July 10, 1984 (Ward, Acting C.J.); and consideration of the Motion and the requested relief being a core proceeding the Bankruptcy Court can determine pursuant to 28 U.S.C. ss. 157(b)(2); and venue being proper before this Court pursuant to 28 U.S.C. ss. ss. 1408 and 1409; and due and proper notice of the Motion having been provided to the Office of the United States Trustee for the Southern District of New York, those creditors holding the five largest secured claims against the Debtors' estates and those creditors holding the thirty largest unsecured claims against the Debtors' estates, and it appearing that no other or further notice need be provided; and the relief requested in the Motion being in the best interest of the Debtors and their estates and creditors; and the Court having reviewed the Motion and having held a hearing with appearances of parties in interest noted in the transcript thereof (the "Hearing"); and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor, it is

        FOUND that the Debtors' consolidated net operating loss ("NOL") carryforwards and tax credit carryforwards are property of the Debtors' estates and are protected by the automatic stay prescribed in section 362 of the Bankruptcy Code; and it is further

        FOUND that unrestricted trading of claims against and interests in the Debtors before the Debtors' emergence from chapter 11 could severely limit the Debtors' ability to utilize their NOL and tax credit carryforwards for U.S. federal income tax purposes, as set forth in the Motion; and it is further

        FOUND that the notification procedures and restrictions on certain transfers of the common stock of Delta (the "Stock") and Covered Claims (as defined below) are necessary and proper to preserve the Debtors' NOL and tax credit carryforwards and are therefore in the best interest of the Debtors, their estates and their creditors; and it is further

        FOUND that the relief requested in the Motion is authorized under sections 105(a) and 362 of the Bankruptcy Code.


THEREFORE, IT IS:

        ORDERED that the Motion is granted; and it is further

        ORDERED that until further order of this Court to the contrary, any sale or other transfer in violation of the procedures set forth below shall be null and void ab initio as an act in violation of the automatic stay prescribed in section 362 of the Bankruptcy Code and pursuant to this Court's equitable power prescribed in section 105(a) of the Bankruptcy Code; and it is further

        ORDERED that the following procedures and restrictions are imposed and approved:

        (a)     Stock Beneficial Ownership, Acquisition and Disposition.

                (1) Notice of Substantial Beneficial Ownership of Stock. Any person or entity who is or becomes a Beneficial Owner of at least 7,464,750 shares, which represent approximately 4.75% of the issued and outstanding Stock as of the Petition Date (a "Substantial Equityholder," which shall also include the Delta Family Savings Plan, irrespective of the number of shares of Stock its owns as of the Petition Date) must, on or before the later of: (A) fifteen (15) days after the Court's entry of an order approving these Procedures or (B) ten (10) days after that person or entity becomes a Substantial Equityholder, serve on the Debtors and their attorneys a notice containing the Beneficial Ownership information substantially in the form of Exhibit C-1 attached to the Motion.

                (2) Advance Notice of Certain Proposed Acquisitions of Stock. Prior to any person or entity purchasing, acquiring or otherwise obtaining a Beneficial Ownership of Stock (including options to acquire Stock) that would either (i) result in an increase in the amount of Stock Beneficially Owned by a Substantial Equityholder or (ii) result in a person or entity becoming a Substantial Equityholder (a "Stock Acquisition Transaction"), such person or entity must file with this Court and serve on the Debtors and their attorneys a notice in the form of Exhibit C-2 attached to the Motion.

                (3) Advance Notice of Certain Proposed Dispositions of Stock. Prior to any person or entity who is a Substantial Equityholder selling, exchanging or otherwise disposing of a Beneficial Ownership of Stock (including options to acquire Stock) (a "Stock Disposition Transaction" and together with Stock Acquisition Transactions, "Stock Transactions") such person or entity must file with this Court and serve on the Debtors and their attorneys a notice in the form of Exhibit C-3 attached to the Motion. This limitation will not apply to any distributions of Stock from the Delta Family-Care Savings Plan to beneficiaries under the Plan.

                (4) The Debtors shall have fifteen (15) days after receipt of any filing described in paragraph (2) or (3) above to object to the Stock Transaction on the grounds that the transfer may adversely affect the Debtors' ability to utilize their NOL and other tax attributes. If the Debtors file an objection, the Stock Transaction may not be consummated, and, if consummated in violation of this Court's order, will not be deemed effective, unless approved by a final and nonappealable order of this Court. If the Debtors do not object within the fifteen
                        (15) day period, the Stock Transaction may proceed solely as set forth in the notice. Further Stock Transactions within the scope of paragraph (2) above must be the subject of additional notices as set forth herein with an additional fifteen (15) day waiting period. If the Debtors voluntarily advise the party proposing to acquire or dispose of Stock, in writing before the fifteenth day, that they do not object, the party may proceed to acquire or dispose of the subject Stock.

        (b)     Covered Claims, Beneficial Ownership and Acquisition.

                (1) Notice of Substantial Beneficial Ownership of Covered Claims. Any person or entity who is or becomes a Beneficial Owner of Covered Claims of at least $175 million (such a person or entity, a "Substantial Claimholder") must, on or before the later of: (A) fifteen (15) days after the Court's entry of an order approving these Procedures or (B) ten (10) days after that person or entity becomes a Substantial Claimholder, serve on the Debtors and their attorneys a notice containing the Beneficial Ownership information substantially in the form of Exhibit D-1 attached to the Motion.

                (2)     Advance Notice of Certain Acquisitions.

                        (A) Acquisitions. Subject to paragraph (3) below, prior to any person or entity purchasing, acquiring or otherwise obtaining a Beneficial Ownership of Covered Claims that would either
                                (i) result in an increase in the amount of Covered Claims owned by a Substantial Claimholder or (ii) result in a person or entity becoming a Substantial Claimholder (a "Covered Claims Transaction"), such person or entity must file with this Court and serve on the Debtors and their attorneys a notice in the form of Exhibit D-2 attached to the Motion.

                        (B) The Debtors shall have fifteen (15) days after receipt of any filing described in paragraph (A) above to object to the Covered Claims Transaction. If the Debtors file an objection, the Covered Claims Transaction may not be consummated, and, if consummated in violation of this Court's order, will not be deemed effective, unless approved by a final and nonappealable order of this Court. If the Debtors do not object within the fifteen (15) day period, the Covered Claims Transaction may proceed solely as set forth in the notice. Further Covered Claims Transactions within the scope of paragraph (A) above must be the subject of additional notices as set forth herein with an additional fifteen (15) day waiting period. If the Debtors voluntarily advise the party proposing to acquire Covered Claims, in writing before the fifteenth day, that they do not object, the party may proceed to acquire the subject Covered Claims.

                (3) Contemporaneous Notice of Certain Acquisitions. A person or entity shall not be required to provide advance notice to the Court, or to the Debtors or the Debtors' attorneys of any transfer of any Covered Claims, where
                        (A) (i) the transferor is a Substantial Claimholder and acquired all the Covered Claims being transferred after the date that is eighteen months prior to the Petition Date and such claims are not Ordinary Course Claims (as defined below) continuously held by the transferor and
                        (ii) the transferee will become a Substantial Claimholder, but the transferee did not, immediately before the transfer, hold any Covered Claims that it acquired after the date that is eighteen months prior to the Petition Date (other than Ordinary Course Claims continuously held by the transferee) or (B) the transferee will acquire the Covered Claims being transferred pursuant to a foreclosure or other involuntary transfer from an equity participant or the lessor in a leveraged lease transaction

                        (both (A) and (B) an "Excepted Transfer"). Instead, the transferee shall provide written notice to the Debtors and the Debtors' attorneys within ten (10) days after the Excepted Transfer, in the form of Exhibit D-3 attached to the Motion.

        (c)     Definitions. For purposes of this Interim Order:

                (1) "Beneficial Ownership" of a Covered Claim or of Stock shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code and thus shall include, but not be limited to, direct and indirect ownership (e.g., a holding company would be considered to Beneficially Own all shares owned or acquired by its 100% owned subsidiaries), ownership by members of a person's family and persons acting in concert and, in certain cases, the creation or issuance of an option (in any form). Any variation of the term Beneficial Ownership (e.g., "Beneficially Own") shall have the same meaning and an "option" to acquire stock or claims shall include any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

                (2) A "Covered Claim" shall mean (i) any claim against one or more Debtors arising prior to the Petition Date or
                        (ii) a lease under which one or more Debtors are lessees and that has not been assumed by such Debtor(s). The amount of any Covered Claim that is a lease shall be the aggregate amount of lease payments that are or will become due.

                (3) An "Ordinary Course Claim" shall mean a claim that was incurred by any of the Debtors in connection with the normal, usual or customary conduct of business, determined without regard to whether the claim arose from ordinary operations or capital expenditures of any Debtor. For example, a claim (other than a claim acquired for a principal purpose of being exchanged for stock) arises in the ordinary course of a Debtor's trade or business if it is trade debt; a tax liability; a liability arising from a past or present employment relationship, a past or present business relationship with a supplier, customer or competitor of the loss corporation, a tort, a breach of warranty or a breach of statutory duty; or indebtedness incurred to pay an expense deductible under I.R.C. ss. 162 or included in the cost of goods sold. A claim that arises upon the rejection of a contract or lease pursuant to the title 11 case is treated as arising in the ordinary course of a Debtor's trade or business if the contract or lease so arose.

        (d) Debtors' Right to Waive. The Debtors may waive, in writing, any and all restrictions, stays and notification procedures contained in this Motion.

        (e) Rule 3001(e) of the Federal Rules of Bankruptcy Procedure. The application of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure shall be unaffected by these trading restriction and notification requirements.

        And it is further

        ORDERED that within five (5) business days of the entry of this Interim Order, the Debtors shall send to (i) the Office of the United States Trustee for the Southern District of New York, (ii) those creditors holding the five largest secured claims against the Debtors' estates, (iii) those creditors holding the thirty largest unsecured claims against the Debtors' estates, (iv) all indenture trustees, owner trustees or transfer agents for the Covered Claims or Stock, as applicable and (v) the issuers of the tax-exempt bonds, a notice in substantially the form of Exhibit A attached to the Motion describing the authorized trading restrictions and notification requirements. Upon receipt of notice and at least once every three (3) months during the pendency of these chapter 11 cases, all indenture trustees, owner trustees and transfer agents shall send the notice to all holders of the Covered Claims of more than $75 million or 3 million shares of Stock, as applicable, registered with the indenture trustee, owner trustee or transfer agent; provided that, if any indenture trustee provides the Debtors with the name and addresses of all holders of the Covered Claims of more than $75 million registered with such indenture trustee, the Debtors shall deliver such notice to such holders. Any registered holder shall, in turn, provide the notice to any holder for whose account the registered holder holds Covered Claims of more than $75 million or 3 million shares of Stock, as applicable. Any such holder shall, in turn, provide the notice to any person or entity for whom the holder holds Covered Claims of more than $75 million or 3 million shares of Stock, as applicable. Additionally, the Debtors propose to post the notice on the Case Information

Website, as described in the Case Management Order, for posting of documents in the Debtors' cases; and it is further

        ORDERED that any person or entity or broker or agent acting on such person's or entity's behalf that sells Covered Claims in the aggregate amount of $15 million to another person or entity shall provide a copy of this Order to such purchaser of such Covered Claims or to any broker or agent acting on such purchaser's behalf. Any person or entity or broker or agent acting on such person's or entity's behalf that sells an aggregate amount of at least 1 million shares of Stock (or an option with respect thereto) to another person or entity (other than pursuant to a transaction consummated on the New York Stock Exchange) shall provide this Order to such purchaser or to any broker or agent acting on such purchaser's behalf; and it is further

        ORDERED that any objection to the relief requested in the Motion on a permanent basis must, by 4:00 p.m. (prevailing Eastern Time) on September 30, 2005, be: (i) filed with the Court, One Bowling Green, New York, New York 10004-1408 and (ii) actually received on or before the objection deadline by (a) the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004, Attn: Greg M. Zipes, Esq., (b) attorneys for the Debtors, Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Attn: D. Scott Tucker, Esq., (c) attorneys for any official committee then-appointed in these cases, (d) attorneys to the agent for the Debtors' post-petition lenders, Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attn:
George A. Davis and (e) attorneys for American Express Travel Related Services Company, Inc., Hahn & Hessen LLP, 488 Madison Avenue, New York, New York 10022,
Attn: Jeffrey L. Schwartz and Joshua I. Divack; and it is further

        ORDERED that a reply to an Objection may be filed with the Court and served on or before 12:00 p.m. (prevailing Eastern Time) on the day that is at least two (2) business days before the date of the applicable hearing; and it is further

        ORDERED that if timely objections are received there shall be a hearing held on October 6, 2005, at 1:30 p.m. to consider the timely objections to the Motion; and it is further

        ORDERED that if no objections to the Motion are timely filed and served as set forth herein, the Debtors shall, on or after the Objection Deadline, submit to the Court a final order substantially in the form of this Interim Order, which Order shall be submitted and may be entered with no further notice or opportunity to be heard afforded to any party, and the Motion shall be approved nunc pro tunc to the date of the commencement of these chapter 11 cases; and it is further

        ORDERED that notice of the Motion as provided therein shall be deemed good and sufficient notice of the Motion; and it is further

        ORDERED that the requirements set forth in this Interim Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith; and it is further

        ORDERED that the requirement under Rule 9013-1(b) of the Local Bankruptcy Rules for the Southern District of New York for the filing of a memorandum of law is waived.

Dated:  September 16, 2005
        New York, New York


                                                /s/ Prudence Carter Beatty
                                                ------------------------------
                                                UNITED STATES BANKRUPTCY JUDGE

                                    Exhibit A

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - -        x
                                         :
                                         :
In re:                                   :
                                         :
                                         :            Chapter 11 Case No.
DELTA AIR LINES, INC., et al.,           :
                                         :            05-_____ (___)
                                         :
Debtors.                                 :            (Jointly Administered)

- - - - - - - - - - - - - - - - -         x





                      REVISED NOTICE OF ORDER ESTABLISHING
                          NOTIFICATION PROCEDURES AND
                            APPROVING RESTRICTIONS ON
                       CERTAIN TRANSFERS OF CLAIMS AGAINST
                        AND INTERESTS IN DEBTORS' ESTATES

TO ALL PERSONS OR ENTITIES WITH CLAIMS AGAINST OR EQUITY INTERESTS IN ANY OF THE DEBTOR ENTITIES LISTED IN THE ATTACHED SCHEDULE A:

        PLEASE TAKE NOTICE that on September 14, 2005, the debtor entities listed in the attached Schedule A (collectively, the "Debtors") commenced cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). Upon the commencement of a chapter 11 case, section 362(a) of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors' estates or of property from the Debtors' estates or to exercise control over property of the Debtors' estates.

        PLEASE TAKE FURTHER NOTICE that on September 14, 2005, the Debtors filed a motion seeking entry of an order pursuant to sections 105(a) and 362 of the Bankruptcy Code establishing notification procedures and approving restrictions on certain transfers of claims against and interests in the Debtors and their estates (the "Motion").

        PLEASE TAKE FURTHER NOTICE that on ______________ _____, 200[ ], the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") having jurisdiction over these chapter 11 cases entered an order (i) finding that the Debtors' net operating loss ("NOL") carryforwards and tax credit carryforwards are property of the Debtors' estates and are protected by section 362(a) of the Bankruptcy Code; (ii) finding that unrestricted trading of the common stock of Delta (the "Stock") and Covered Claims (as defined below) could severely limit the Debtors' ability to use their NOL and tax credit carryforwards for U.S. federal income tax purposes and (iii) approving the procedures (the "Procedures") set forth below to preserve the Debtors' NOL and tax credit carryforwards pursuant to sections 105(a) and 362(a) of the Bankruptcy Code (the "Order").

        Any sale or other transfer in violation of the Procedures set forth below shall be null and void ab initio as an act in violation of the automatic stay under sections 105(a) and 362 of the Bankruptcy Code.

        PLEASE TAKE FURTHER NOTICE that the following procedures and restrictions have been approved by the Bankruptcy Court:

        (a)     Stock Beneficial Ownership, Acquisition and Disposition.

                (1) Notice of Substantial Beneficial Ownership of Stock. Any person or entity who is or becomes a Beneficial Owner of at least 7,464,750 shares, which represent approximately 4.75% of the issued and outstanding Stock as of the Petition Date (a "Substantial Equityholder," which shall also include the Delta Family Savings Plan, irrespective of the number of shares of Stock its owns as of the Petition Date), must, on or before the later of: (A) fifteen (15) days after the Court's entry of an order approving these Procedures or (B) ten (10) days after that person or entity becomes a Substantial Equityholder, serve on the Debtors and their attorneys a notice containing the Beneficial Ownership information substantially in the form of Exhibit C-1 attached to the Motion.

                (2) Advance Notice of Certain Proposed Acquisitions of Stock. Prior to any person or entity purchasing, acquiring or otherwise obtaining a Beneficial Ownership of Stock (including options to acquire Stock) that would either (i) result in an increase in the amount of Stock Beneficially Owned by a Substantial Equityholder or (ii) result in a person or entity becoming a Substantial Equityholder (a "Stock Acquisition Transaction"), such person or entity must file with this Court and serve on the Debtors and their attorneys a notice in the form of Exhibit C-2 attached to the Motion.

                (3) Advance Notice of Certain Proposed Dispositions of Stock. Prior to any person or entity who is a Substantial Equityholder selling, exchanging or otherwise disposing of a Beneficial Ownership of Stock (including options to acquire Stock) (a "Stock Disposition Transaction" and together with Stock Acquisition Transactions, "Stock Transactions") such person or entity must file with this Court and serve on the Debtors and their attorneys a notice in the form of Exhibit C-3 attached to the Motion. This limitation will not apply to any distributions of Stock from the Delta Family-Care Savings Plan to beneficiaries under the Plan.

                (4) The Debtors shall have fifteen (15) days after receipt of any filing described in paragraph (2) or (3) above to object to the Stock Transaction on the grounds that the transfer may adversely affect the Debtors' ability to utilize their NOL and other tax attributes. If the Debtors file an objection, the Stock

                        Transaction may not be consummated, and, if consummated in violation of this Court's order, will not be deemed effective, unless approved by a final and nonappealable order of this Court. If the Debtors do not object within the fifteen (15) day period, the Stock Transaction may proceed solely as set forth in the notice. Further Stock Transactions within the scope of paragraph (2) or (3) above must be the subject of additional notices as set forth herein with an additional fifteen (15) day waiting period. If the Debtors voluntarily advise the party proposing to acquire or dispose of Stock, in writing before the fifteenth day, that they do not object, the party may proceed to acquire or dispose of the subject Stock.

        (b)     Covered Claims, Beneficial Ownership and Acquisition.

                (1) Notice of Substantial Beneficial Ownership of Covered Claims. Any person or entity who is or becomes a Beneficial Owner of Covered Claims in an aggregate amount of at least $175 million (such a person or entity, a "Substantial Claimholder") must, on or before the later of: (A) fifteen (15) days after the Court's entry of an order approving these Procedures or (B) ten
                        (10) days after that person or entity becomes a Substantial Claimholder, serve on the Debtors and their attorneys a notice containing the Beneficial Ownership information substantially in the form of Exhibit D-1 attached to the Motion.

                (2)     Advance Notice of Certain Acquisitions.

                        (A) Acquisitions. Subject to paragraph (3) below, prior to any person or entity purchasing, acquiring or otherwise obtaining a Beneficial Ownership of Covered Claims that would either
                                (i) result in an increase in the amount of Covered Claims owned by a Substantial Claimholder or (ii) result in a person or entity becoming a Substantial Claimholder (a "Covered Claims Transaction"), such person or entity must file with this Court and serve on the Debtors and their attorneys a notice in the form of Exhibit D-2 attached to the Motion.

                        (B) The Debtors shall have fifteen (15) days after receipt of any filing described in paragraph (A) above to object to the Covered Claims Transaction. If the Debtors file an objection, the Covered Claims Transaction may not be consummated, and, if consummated in violation of this Court's order, will not be deemed effective, unless approved by a final and nonappealable order of this Court. If the Debtors do not object within the fifteen (15) day period, the Covered Claims Transaction may proceed solely as set forth in the notice. Further Covered Claims Transactions within the scope of paragraph (A) above must be the subject of additional notices as set forth herein with an additional fifteen (15) day waiting period. If the Debtors voluntarily advise the party proposing to acquire Covered Claims, in writing before the fifteenth day, that they do not object, the party may proceed to acquire the subject Covered Claims.

                (3) Contemporaneous Notice of Certain Acquisitions. A person or entity shall not be required to provide advance notice to the Court, or to the Debtors or the Debtors' attorneys of any transfer of any Covered Claims, where
                        (A) (i) the transferor is a Substantial Claimholder and acquired all the Covered Claims being transferred after the date that is eighteen months prior to the Petition Date and such claims are not Ordinary Course Claims (as defined below) continuously held by the transferor and
                        (ii) the transferee will become a Substantial Claimholder, but the transferee did not, immediately before the transfer, hold any Covered Claims that it acquired after the date that is eighteen months prior to the Petition Date (other than Ordinary Course Claims continuously held by the transferee) or (B) the transferee will acquire the Covered Claims being transferred pursuant to a foreclosure or other involuntary transfer from an equity participant or the lessor in a leveraged lease transaction (both (A) and (B) an "Excepted Transfer"). Instead, the transferee shall provide written notice to the Debtors and the Debtors' attorneys within ten (10) days after the Excepted Transfer, in the form of Exhibit D-3 attached to the Motion.

        (c)     Definitions. For purposes of this Notice:

                (1) "Beneficial Ownership" of a Covered Claim or of Stock shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code and thus shall include, but not be limited to, direct and indirect ownership (e.g., a holding company would be considered to Beneficially Own all shares owned or acquired by its 100% owned subsidiaries), ownership by members of a person's family and persons acting in concert and, in certain cases, the creation or issuance of an option (in any form). Any variation of the term Beneficial Ownership (e.g., "Beneficially Own") shall have the same meaning and an "option" to acquire stock or claims shall include any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

                (2) A "Covered Claim" shall mean (i) any claim against one or more Debtors arising prior to the Petition Date or
                        (ii) a lease under which one or more Debtors are lessees and that has not been assumed by such Debtor(s). The amount of any Covered Claim that is a lease shall be the aggregate amount of lease payments that are or will become due.



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

                (3) An "Ordinary Course Claim" shall mean a claim that was incurred by any of the Debtors in connection with the normal, usual or customary conduct of business, determined without regard to whether the claim arose from ordinary operations or capital expenditures of any Debtor. For example, a claim (other than a claim acquired for a principal purpose of being exchanged for stock) arises in the ordinary course of a Debtor's trade or business if it is trade debt; a tax liability; a liability arising from a past or present employment relationship, a past or present business relationship with a supplier, customer or competitor of the loss corporation, a tort, a breach of warranty or a breach of statutory duty; or indebtedness incurred to pay an expense deductible under I.R.C. ss. 162 or included in the cost of goods sold. A claim that arises upon the rejection of a contract or lease pursuant to the title 11 case is treated as arising in the ordinary course of a Debtor's trade or business if the contract or lease so arose.

        (d) Notice Requirements. Upon receipt of this notice and at least once every three (3) months during the pendency of these chapter 11 cases, all indenture trustees, owner trustees and transfer agents shall send this notice to all holders of the Covered Claims of more than $75 million or 3 million shares of Stock, as applicable, registered with the indenture trustee, owner trustee or transfer agent; provided that, if any indenture trustee provides the Debtors with the name and addresses of all holders of the Covered Claims of more than $75 million registered with such indenture trustee, the Debtors shall deliver such notice to such holders. Any registered holder shall, in turn, provide the notice to any holder for whose account the registered holder holds Covered Claims of more than $75 million or 3 million shares of Stock, as applicable. Any such holder shall, in turn, provide the notice to any person or entity for whom the holder holds Covered Claims of more than $75 million or 3 million shares of Stock, as applicable. Any person or entity, or broker or agent acting on such person's or entity's behalf, that sells Covered Claims in the aggregate amount of $15 million to another person or entity shall provide a copy of this notice to such purchaser of such Covered Claims or to any broker or agent acting on such purchaser's behalf. Any person or entity, or broker or agent acting on such person's or entity's behalf, that sells an aggregate amount of at least 1 million shares of Stock (or an option with respect thereto) to another person or entity (other than pursuant to a transaction consummated on the New York Stock Exchange) shall provide this notice to such purchaser or to any broker or agent acting on such purchaser's behalf.

        (e) Debtors' Right to Waive. The Debtors may waive, in writing, any and all restrictions, stays and notification procedures contained in this Motion.

        (f) Rule 3001(e) of the Federal Rules of Bankruptcy Procedure. The application of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure


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

                shall be unaffected by these trading restriction and notification requirements.

        FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE WILL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

        ANY PROHIBITED SALE, TRADE OR OTHER TRANSFER OF THE STOCK OR COVERED CLAIMS IN VIOLATION OF THE ORDER WILL BE NULL AND VOID AB INITIO AND MAY LEAD TO CONTEMPT, COMPENSATORY DAMAGES, PUNITIVE DAMAGES OR SANCTIONS BEING IMPOSED BY THE BANKRUPTCY COURT.

        PLEASE TAKE FURTHER NOTICE that the deadline to file an objection ("Objection") to the Motion shall be 4:00 p.m. (prevailing Eastern Time) on _____, __ 200[ ] (the "Objection Deadline"). An Objection shall be considered timely if it is (i) filed with the Court, One Bowling Green, New York, New York 10004-1408 and (ii) actually received on or before the Objection Deadline by (a) the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004, Attn: Greg M. Zipes, Esq., (b) attorneys for the Debtors, Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Attn: D. Scott Tucker, Esq., (c) attorneys for any official committee then-appointed in these cases, (d) attorneys to the agent for the Debtors' post-petition lenders, Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attn:
George A. Davis and (e) attorneys for American Express Travel Related Services Company, Inc., Hahn & Hessen LLP, 488 Madison Avenue, New York, New York 10022,
Attn: Jeffrey L. Schwartz and Joshua I. Divack.

        PLEASE TAKE FURTHER NOTICE that if timely objections are received there shall be a hearing held on ______________ _____, 200[ ], at ___:___ __.m. to consider the timely Objections to the Motion.

        PLEASE TAKE FURTHER NOTICE that if no Objections are timely filed and served, as set forth herein, the Debtors shall, on or after the Objection Deadline, submit to the Court a final order granting the relief requested herein, which order shall be submitted and may be entered with no further notice or opportunity to be heard afforded to any party, and the Motion shall be approved nunc pro tunc to the date of the commencement.

        PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

Dated:  ______________ _____, 200[ ]
        New York, New York

DAVIS POLK & WARDWELL
450 Lexington Avenue
New York, New York 10017
Telephone:  (212) 450-4000
Facsimile:  (212) 450-6539
John Fouhey, Esq. (JF 9006)
Marshall S. Huebner, Esq. (MH 7800)
Benjamin S. Kaminetzky, Esq. (BK 7741)




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




                                   Schedule A
                                   ----------

                                 Filing Entities

1.       ASA Holdings, Inc.
2.       Comair Holdings, LLC
3.       Comair, Inc.
4.       Comair Services, Inc.
5.       Crown Rooms, Inc.
6.       DAL Aircraft Trading, Inc.
7.       DAL Global Services, LLC
8.       DAL Moscow, Inc.
9.       Delta AirElite Business Jets, Inc.
10.      Delta Air Lines, Inc.
11.      Delta Benefits Management, Inc.
12.      Delta Connection Academy, Inc.
13.      Delta Corporate Identity, Inc.
14.      Delta Loyalty Management Services, LLC
15.      Delta Technology, LLC
16.      Delta Ventures III, LLC
17.      Epsilon Trading, Inc.
18.      Kappa Capital Management, Inc.
19.      Song, LLC





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